                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring
Statement:                      May 26, 2010

Issuer Name and Ticker
or Trading Symbol:              Crosstex Energy, L.P. [XTEX]

Designated Filer:               GSO Crosstex Holdings LLC

Other Joint Filers:             Blackstone / GSO Capital Solutions Fund LP
                                Blackstone / GSO Capital Solutions Associates LLC
                                GSO Special Situations Fund LP
                                GSO Capital Partners LP
                                GSO Advisor Holdings L.L.C.
                                GSO Holdings I LLC
                                Blackstone Holdings I L.P.
                                Blackstone Holdings I/II GP Inc.
                                The Blackstone Group L.P.
                                Blackstone Group Management L.L.C.
                                Mr. Stephen A. Schwarzman,
                                Bennett J. Goodman,
                                J. Albert Smith III,
                                Douglas I. Ostrover

Addresses:                      The address of the principal business and
                                principal office of each of GSO Crosstex Holdings
                                LLC, Blackstone/GSO Capital Solutions Fund LP,
                                Blackstone/GSO Capital Solutions Associates LLC,
                                GSO Special Situations Fund LP, GSO Capital
                                Partners LP, GSO Advisor Holdings L.L.C., GSO
                                Holdings I LLC, Bennett J. Goodman, J. Albert
                                Smith III and Douglas I. Ostrover is 280
                                Park Avenue, New York, NY 10017.

                                The address of the principal business and
                                principal office of each of Blackstone Holdings
                                I L.P., Blackstone Holdings I/II GP Inc., The
                                Blackstone Group L.P., Blackstone Group
                                Management L.L.C. and Mr. Stephen A. Schwarzman
                                is c/o The Blackstone Group, 345 Park Avenue,
                                New York, NY 10154.

Signatures:
Dated: May 28, 2010             GSO Crosstex Holdings LLC

                                By:  /s/ Marisa Beeney
                                     -----------------------------
                                Name: Marisa Beeney
                                Title: Authorized Person

                                Blackstone / GSO Capital Solutions Fund LP

                                By:  /s/ Marisa Beeney
                                     -----------------------------
                                Name: Marisa Beeney
                                Title: Authorized Person

                                Blackstone / GSO Capital Solutions Associates LLC

                                By:  /s/ Marisa Beeney
                                     -----------------------------
                                Name: Marisa Beeney
                                Title: Authorized Person

                                GSO Special Situations Fund LP

                                By:  /s/ Marisa Beeney
                                     -----------------------------
                                Name: Marisa Beeney
                                Title: Authorized Person

                                GSO Capital Partners LP

                                By:  /s/ Marisa Beeney
                                     -----------------------------
                                Name: Marisa Beeney
                                Title: Authorized Person

                                GSO Advisor Holdings L.L.C.

                                By:  /s/ Robert L. Friedman
                                     -----------------------------
                                Name: Robert L. Friedman
                                Title: Authorized Person

                                GSO Holdings I LLC

                                By:  /s/ Robert L. Friedman
                                     -----------------------------
                                Name: Robert L. Friedman
                                Title: Authorized Person

                                Blackstone Holdings I L.P.

                                By:  /s/ Robert L. Friedman
                                     -----------------------------
                                Name: Robert L. Friedman
                                Title: Authorized Person

                                Blackstone Holdings I/II GP Inc.

                                By:  /s/ Robert L. Friedman
                                     -----------------------------
                                Name: Robert L. Friedman
                                Title: Authorized Person

                                The Blackstone Group L.P.

                                By:  /s/ Robert L. Friedman
                                     -----------------------------
                                Name: Robert L. Friedman
                                Title: Authorized Person

                                Blackstone Group Management L.L.C.

                                By:  /s/ Robert L. Friedman
                                     -----------------------------
                                Name: Robert L. Friedman
                                Title: Authorized Person

                                Mr. Stephen A. Schwarzman

                                By:  /s/ Stephen A. Schwarzman
                                     -----------------------------
                                Name: Stephen A. Schwarzman

                                Bennett J. Goodman

                                By:  /s/ George Fan
                                     -----------------------------
                                Name: George Fan
                                Title: Attorney-in-Fact

                                J. Albert Smith III

                                By:  /s/ George Fan
                                ----------------------------------
                                Name: George Fan
                                Title: Attorney-in-Fact

                                Douglas I. Ostrover

                                By:  /s/ George Fan
                                     -----------------------------
                                Name: George Fan
                                Title: Attorney-in-Fact